PURCHASE OF PRANA THERAPUETICS, INC. (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2018	Dec. 31, 2017
Purchase Of Prana Therapuetics Inc.Tables Abstract
Schedule of allocation of purchase price

The purchase price for PTI was allocated to the net tangible and intangible assets based upon their fair values as of the acquisition date. The excess of the purchase price over the fair values of the net tangible assets and intangible assets was recorded as goodwill and is generally driven by management’s expectations and ability to realize synergies and achieve strategic growth. The allocation of the purchase price was, as follows:

June 30, 2018
Patents	$52,596
Net assets	522,761
Goodwill	4,495,143
Total	$5,070,500

Upon completion of an acquisition audit subsequent to the acquisition of Prana, it was determined that the net assets acquired as of July 14, 2017 were approximately $71,873 more than was reported in the Form 10-Q for the three and nine months ended September 30, 2017. As a result, the allocation of the purchase price, net assets and patent amounts has been restated as of December 31, 2017 compared to September 30, 2017, as follows:

	December 31, 2017	Reallocation of Purchase Price	September 30, 2017
Patents	$52,596	$—	$52,596
Net assets	522,761	71,873	450,888
Goodwill	4,495,143	(71,873)	4,567,016
Total	$5,070,500	$—	$5,070,500